UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2019

PARADISE, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-3026	59-1007583
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 W. Dr. Martin Luther King, Jr. Blvd., Plant City, Florida	33563
(Address of Principal Executive Offices)	(Zip Code)

(813) 752-1155

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of shareholders (the “Annual Meeting”) of Paradise, Inc., a Florida corporation (the “Company”, “we”, “us”, or “our”), held on July 29, 2019, the Company’s shareholders voted as indicated on the matters listed below.  The number of shares of the Company’s common stock outstanding and eligible to vote as of July 8, 2019, the record date for the Annual Meeting, was 519,600.

Proposal No. 1	For	Against	Abstain	Broker Non-Vote
A proposal to approve the sale of substantially all of the assets, and certain specified liabilities (the “Asset Sale”), of the Company’s glacé fruit product business (the “Fruit Business”) to Gray & Company (the “Buyer”), a subsidiary of Seneca Foods Corporation (the “Parent”), pursuant to the Asset Purchase Agreement, dated April 15, 2019, among the Parent, the Buyer and the Company (the “Purchase Agreement”), and to approve and adopt the Purchase Agreement and the transactions contemplated under that agreement	393,398	549	1,233	92,084

Proposal No. 2	For	Against	Abstain	Broker Non-Vote
A proposal to approve the complete liquidation and dissolution of the Company in accordance with the Plan of Complete Liquidation and Dissolution (the “Liquidation Plan”), which gives the Board of Directors discretion to determine when and whether to proceed with the Liquidation Plan and which the Board of Directors envisions will lead to the sale of the Company’s remaining assets	393,398	539	1,243	92,084

Proposal No. 3

The election of five directors to our Board of Directors, each for a term expiring at the 2020 annual meeting of shareholders, if any, and until his successor has been duly elected and qualified

Director Nominees

	For	Withheld	Broker Non-Vote
Mark H. Gordon	385,498	9,682	92,084
Melvin S. Gordon	385,467	9,713	92,084
Randy S. Gordon	385,498	9,682	92,084
Tracy W. Schulis	385,498	9,682	92,084
Eugene L. Weiner	395,046	134	92,084

Proposal No. 4	For	Abstain	Abstain
The ratification of the appointment of Warren Averett LLP as our independent registered public accounting firm for the year ending December 31, 2019	486,281	15	968

Proposal No. 5	For	Against	Abstain	Broker Non-Vote
A proposal to adjourn the Annual Meeting if necessary in order to solicit additional proxies in the event there are insufficient votes to approve one or more of the foregoing proposals or for any other reason the Board of Directors deems appropriate	393,031	1,274	875	92,084

Proposal No. 6	For	Against	Abstain	Broker Non-Vote
A proposal to approve on a non-binding, advisory basis, certain compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Asset Sale and the Liquidation Plan, as disclosed in the section titled “Severance Payments Triggered by Sale of Assets” in the proxy statement	337,366	37,589	20,225	92,084

Proposal No. 7	For	Against	Abstain	Broker Non-Vote
A proposal to approve on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the “Summary Compensation Table” and accompanying disclosure in the proxy statement	337,541	33,589	24,050	92,084

Therefore, each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote of the Company’s shareholders.

Cautionary Note Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical, including without limitation statements regarding the Company’s beliefs, expectations, prospects, strategic plans and statements regarding the sale of the Fruit Business, the Liquidation Plan or any other future events, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered “forward-looking statements” for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “potential,” or “continues,” or the negative thereof or other similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations or any of our forward-looking statements will prove to be correct. Examples of forward-looking statements include, but are not limited to, those regarding the transactions contemplated by the Purchase Agreement and the Liquidation Plan. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ from those expressed or implied by the forward-looking statements include the possibility that the transactions contemplated by the Purchase Agreement will not close; that disruption from the pending sale and dissolution may make it more difficult to maintain business and operational relationships for the Company; that the Company may not be successful in its attempt to sell the assets related to its plastics division and its real property located in Plant City, Florida on favorable terms, and that the other anticipated benefits from the sale of the Fruit Business or the Liquidation Plan will not be realized.

Further information on risks we face is contained in our filings with the SEC, including our Form 10-K for the fiscal year ended December 31, 2018, and the definitive proxy statement on Schedule 14A filed on July 8, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARADISE, INC.
(Registrant)

Date: July 30, 2019	/s/ Randy S. Gordon
Randy S. Gordon
President/CEO
(Principal Executive Officer)